SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 18, 2010 (November 18, 2010)
Date of report (Date of earliest event reported)

Rotate Black, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-14039	75-3225181
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

932 Spring Street, Suite 201
PETOSKEY, MI 49770
(Address of Principal Executive Offices) (Zip Code)

231/347-0777
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On November 18, 2010, an affiliate of Rotate Black, Inc., Rotate Black MS, LLC obtained Gaming Site approval from the Mississippi Gaming Commission (the “Commission”) for its approximately nine and a half (9.5) acre site located at the Bert Jones Yacht Basin in Gulfport Mississippi.  Receipt of Gaming Site approval was the first in a series of gaming-related approvals from the Commission which are required to develop and operate a licensed casino in Mississippi.  Rotate Black MS, LLC must now apply for and receive Approval to Proceed with Development from the Commission in order to begin construction of its planned casino/hotel resort development.  To commence operation of the new casino, the company must also obtain a casino operator’s license from the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc. (Registrant)

Date: November 18, 2010	By:	/s/ JOHN C. PAULSEN
Name: John C. Paulsen
Title: Chief Executive Officer

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